Exhibit 99.1

PAGE 0 (Nasdaq: PODC) Investor Presentation October 2023

Legal Disclaimer PAGE 1 The information in this presentation is provided to you by PodcastOne, Inc. (the “Company” or “PodcastOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else. By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations. No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials. This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements. These factors include risks and uncertainties as to: the Company’s ability to consummate any proposed financing, acquisition or transaction, the timing of the closing of such proposed event, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of any proposed financing, acquisition or transaction will not occur or whether any such event will enhance shareholder value; the Company’s ability to continue as a going concern; if and when required, the Company’s ability to obtain additional capital, including to fund its and/or LiveOne’s current debt obligations and to fund potential acquisitions and capital expenditures; the Company’s ability to attract, maintain and increase the number of its listeners; the Company’s ability to identify, acquire, secure and develop content; the Company’s ability to successfully implement its growth strategy, the Company’s ability to acquire and integrate its acquired businesses, the ability of the Company’s combined business to grow, including through acquisitions which it is able to successfully integrate, and the ability of its executive officers to manage growth profitably; the outcome(s) of any legal proceedings pending or that may be instituted against the Company, its subsidiaries, or third parties to whom the Company owes indemnification obligations; changes in laws or regulations that apply to the Company or its industry; the Company’s ability to recognize and timely implement future technologies in the podcasting space; the Company’s ability to capitalize on investments in developing its service offerings, including its ability to deliver and develop upon current and future technologies; significant product development expenses associated with the Company’s technology initiatives; the Company’s ability to timely and economically obtain necessary approval(s), releases and/or licenses on a timely basis for the use of its content on an applicable platform; the Company’s ability to obtain and maintain international authorizations to operate its service over the proper foreign jurisdictions its listeners utilize; the Company’s ability to expand its service offerings and deliver on its service roadmap; the Company’s ability to timely and cost - effectively produce, identify and or deliver compelling content that brands will advertise on and/or listeners desire to listen to; general economic and technological circumstances in the podcasting and digital streaming markets; the Company’s ability to obtain and maintain its current and new desirable content; the loss of, or failure to realize benefits from, agreements with the Company’s podcasters and other content providers and partners; unfavorable economic conditions in the podcasting industry and economy as a whole; the Company’s ability to expand its domestic or international operations, including its ability to grow its business with current and potential future podcasting platforms and partners; the effects of service interruptions or delays, technology failures, material defects or errors in our software, damage to the Company’s equipment or geopolitical restrictions; costs associated with defending pending or future intellectual property infringement actions and other litigation or claims; increases in the Company’s projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll out of its technology roadmap or its plans of expansion in North America and internationally; fluctuation in the Company’s operating results; the demand for podcasting and digital media streaming services and market acceptance for the Company’s products and services; the Company’s ability to generate sufficient cash flow to make payments on its and/or LiveOne’s indebtedness; the Company’s incurrence of additional indebtedness in the future; the Company’s ability to repay the bridge notes at maturity; the effect of the conditional conversion feature of the bridge notes; LiveOne’s compliance with the covenants in its credit facility agreement; the effects of the global COVID - 19 pandemic; risks and uncertainties applicable to the businesses of the Company’s subsidiaries; and other risks including, but not limited to, those described in the Company’s Special Financial Report under the cover of Form 10 - K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2023, the Quarterly Report on Form 10 - Q, filed with the SEC on August 15, 2023, and other filings and submissions with the SEC. These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances. This presentation speaks as of October 10, 2023. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

INTRODUCTION TO PODCASTONE PodcastOne (Nasdaq: PODC) is a leading podcast platform and publisher that makes its content available to audiences via all podcasting distribution platforms, including PodcastOne’s website, Apple Podcasts, Spotify, Amazon and more… PAGE 2

KEY STATS

PodcastOne (Nasdaq: PODC) is a leading advertiser-supported podcast company offering a 360-degree solution for both content creators and advertisers.

350+
Episodes Produced Weekly

44M+
(IAB) Monthly Downloads

600M+
Annual Downloads

200+
Advertisers

#10
Rank on Podtrac's Top Podcast Publishers

5.7M+
Monthly Unique Listeners

PodcastOne Updates

- Shares of PodcastOne ("PODC) common stock began trading on Nasdaq under the symbol "PODC" on September 8, 2023.
- LiveOne (Nasdaq: LVO) owns ~81% of PODC's common stock and will continue to consolidate PODC's financial results.
- PODC raised pro forma revenue guidance for FY 2024 to $47-$51M with pro forma Operating Adjusted EBITDA* of $4-$5M.
- PODC delivered record Q1 FY 2024 Revenue of $10.6M, a 22% increase compared to Q1 FY 2023.
- PODC converted a total of its $5.8M of convertible notes at $3 per common share. PODC is now debt free.
- PODC was ranked 10th in PODTRAC's Podcast Industry Top Publishers Rankings for September 2023.
- PODC recently renewed its top tier shows with over one billion combined downloads, including *The Adam Carolla Podcast, The Jordan Harbinger Show, LADYGANG, Off The Vine with Kaitlyn Bristowe*, and *Court Junkies*.
- PODC is now featured in over 1 million Tesla cars.
- As of 9/8/2023, PODC had ~22.9M common shares outstanding.

* *See About Non-GAAP Financial Measures in PodcastOne's SEC filings and press releases*
Source: Public SEC filings and press releases as of October 10, 2023 podcastone

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MANAGEMENT TEAM



Kit Gray
Co-Founder & President
19+ YEARS EXPERIENCE



Aaron Sullivan
Interim CFO
17+ YEARS EXPERIENCE



Sue McNamara
Chief Revenue Officer
20+ YEARS EXPERIENCE



Stacie Parra
Content and Podcast Producer
20+ YEARS EXPERIENCE



Eli Dvorkin
VP, Talent and Brand Partnerships
15+ YEARS EXPERIENCE

Board of Directors

Robert Ellin
Executive Chairman of PodcastOne
Founder & CEO & Chairman of LiveOne
Founder & Managing Director of Trinad Capital Management

Craig Foster
Director of LiveOne
Former CFO & CAO of Amobee & Ubiquiti Networks

James Berk
Chairman & CEO of Goodman Media Partners
Former CEO of Participant Media

Jay Krigsman
Director of LiveOne
Executive VP & Asset Manager of The Kraus Companies

Patrick Wachsberger
Director of LiveOne
Founder & Manager of Picture Perfect Entertainment

Ramin Arani
Director of LiveOne
Former Portfolio Manager at Fidelity Management

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RANKED #10 ON PODTRAC TOP PODCAST PUBLISHERS PAGE 5

PAGE 6 FINANCIAL SNAPSHOT $ 1 0 . 6 $ 8 .7 $ 3 4 . 6 $ 3 2 . 3 $ 2 3 . 8 Revenue & Adjusted EBITDA* Fiscal Year Ending March 31 ($ in millions) Gross & Adjusted EBITDA* Margin $(2.1) $(4.1) $(1.5) $(0.1) FY 2021 FY 2022 FY 2023 FY 2024E FQ1 2022 Adjusted EBITDA Revenue G r os s Margin Fiscal Year Ending March 31 FQ1 2023 $ 0 .4 C o m p a n y G u id anc e $47 - $51 Pro f or m a 2 3% 2 0% 19% 2 4% 2 3% (9)% (5)% (4)% (1)% 3% FY 2021 FY 2022 FY 2023 FQ1 2022 Adjusted EBITDA Margin FQ1 2023 $4 - $5 Pro forma * See About Non - GAAP Financial Measures in PodcastOne’s SEC filings and press releases Source: Public SEC filings and press releases as of October 10, 2023

PODCASTONE LISTENERS A LOYAL, ENGAGED AND HIGHLY SOUGHT AFTER - DEMOGRAPHIC 78% Listen to more than one PodcastOne podcast A ge Education Household Income 4.5 Number of PodcastOne podcasts listened to on average 58% 42% Gender breakdown 11 hrs, 20 min Average time spent listening per week Source: PodcastOne Data and Edison Audience Survey – Sept. 2019 PAGE 7

PODCAST LISTENERS ARE A VALUABLE DEMOGRAPHIC PAGE 8 Podcast listeners are more likely to purchase advertised products or services than TV viewers or AM/FM radio listeners, making them a valuable demographic to advertisers. Percent of audience that agrees that “the ads on this media make me more likely to purchase products/services advertised” 43% 33% 26% Podcast Ads Network/Cable TV Ads AM/FM Radio Ads Source: Sounds Profitable report, The Medium Moves the Message , as of March 2023.

OUR REVENUE MODEL

HOST READ AD - AUDIO

A Host read ad is recorded directly into the episode file and served with every download from the moment the episode is released. All podcast ads prior to the mid-2010s were baked in.


THE JORDAN HARBINGER SHOW
podcastone


coffee convos podcast
with KAIL LOWRY & LINDSIE CHRISLEY

PROGRESSIVE

Body Guardz


NAPPY BOY RADIO
WITH T-PAIN


LADYGANG

MEATER

THIRDLOVE

HOST READ AD – VIDEO

A Host read ad is recorded directly into the episode file both audio and video. Video is mainly viewed on YouTube.


IT'S ONLY FOOTBALL
LIVE ONE
HYUNDAI


UNLOCKED

betterhelp

DYNAMIC AD INSERTION AUDIO

Dynamic ad insertion, these can be host read or agency produced spots which are inserted the moment the podcast episode is downloaded. These can also be targeting to a specific audience.

amazon

Voiced by:
Ladygang

PELOTON

Voiced by:
Off the Vine

OXI CLEAN

Voiced by:
Gals on the Go

Etsy

Voiced by:
Coffee Convo

podcastone
PAGE 9

OUR REVENUE MODEL (CONT'D)

CUSTOM SEGMENTS

PodcastOne has the capabilities to do custom executions, episode takeovers or custom segments per the client's needs. Segments are 3-5 minutes long.


LADYGANG


The Adam Carolla Show.
podcastone

HYUNDAI

Castrol

Quickie Episode Ladygang

Custom Segment Adam Carolla


THE PROSECUTORS
A TRUE CRIME PODCAST

June's Journey

Custom Segment Prosecutors

LIVE SHOWS

PodcastOne has live tour sponsorship, live events, PPV & licensing rights and will continue to produce live shows with some of our leading talent.


IMPROV
LADYGANG
PRESENTED BY
HYUNDAI
LIVEXONE

Ladygang (Tampa)
Presented by Hyundai


LIVEXONE
LIVE
WISCANSIN FEST
T-PAIN
@WISCANSINFEST

T-Pain - Road to Wiscansin
Presented on Twitch and LiveOne

BRANDED PODCASTS

PodcastOne has the capabilities to work with clients and create their own podcast. We created podcasts for Motortrend and Microsoft.


THE INEVITABLE
THE FUTURE OF MOBILITY
MOTORTREND

Presented by MOTORTREND


Innovation on the Edge
with Microsoft Edge

Presented by Microsoft


LISTEN TO YOUR EYES
CONVERSATIONS ON THYROID EYE DISEASE
LAUREN FREEDMAN

Presented by Horizon

SOCIAL EXECUTIONS

With our talent we have the ability to sell social activations across talents social platforms.

travisMathew



LECTRIC


NOW IT'S MY TURN @LECTRICEBIKES!




10% OFF SALE, HURRY

podcastone

PAGE 10

OUR ADVERTISER NETWORK PAGE 11

CASE STUDY: AMAZON GROCERIES

Amazon teamed up with PodcastOne to drive awareness for Amazon Groceries, exposure to the podcasts with advertisements yielded higher agreement of Amazon Prime's convenience and helped make their life easier. The advertising positively influenced agreement that Amazon Prime is convenient to use across all age groups and genders.

11+	**Purchase Intent for groceries from Amazon Prime rose by 11pts among the 18-34 age group as well.**
3+	**Almost all respondents agreed that Amazon Prime makes their life easier, a +3pt lift over the control. Females were the main driver in this overall increase.**
22.7M+	**Impressions delivered.**


amazon
podcastone

PAGE 12

OUR DISTRIBUTION NETWORK FEATURED PLATFORMS PAGE 13

OUR PARTNERS MEASUREMENT We deploy leading podcast measurement solutions tailored to your KPIs : brand impact, sales lift, even in - store conversions while ensuring transparency and accountability . BRAND LIFT STUDIES We continuously embark upon brand lift studies to demonstrate and validate impact with Edison Research and Nielsen . ATTRIBUTION We work with our attribution partners to provide greater insight for your brand into the effectiveness of your campaign across multiple publishers and hosting providers . PAGE 14

OUR TOP SHOWS PAGE 15

FROM OUR HOSTS


LADYGANG
podcastone

"The team at PodcastOne understands LADYGANG exponentially and continues to bring us exciting partnerships with the brands that we love. Our relationship isn't just about impressions, downloads and contracts- it is about their dedicated team of producers and salespeople working hand in hand with us on every single episode so that we can overdeliver on our promises to our brand partners, while remaining authentic, honest and vulnerable with our listeners. We had incredibly successful and lucrative specialty projects with brands like European Wax Center, Obe Fitness and Hyundai - and all three were so happy with the outcome they are all hanging with the gang again in 2022. Our listeners are happy. Our brands are happy. We are happy and so excited for the future, " said Knight, Tobin and Vanek.


GALS ON THE GO
PODCAST
GOTG
podcastone

"We are beyond excited to announce our continued partnership with PodcastOne. Working with the team has been an absolutely incredible experience, and we look forward to seeing what's to come in the next few years," said Miccio and Carolan.


TRUE CRIME
ALL THE TIME
UNSOLVED

"PodcastOne doesn't treat podcasters as a number, they treat them like part of the family and that makes a huge difference."
-Michael Ferguson

podcastone
PAGE 16

PODCASTING AT A GLANCE

Listeners have made podcasts part of their everyday life. 'What podcasts are you listening to?' is asked everyday and we have the numbers to back that up.

177M	**People listen to podcasts**
67%	**Say "I feel close to the hosts of the podcasts I listen to"**
61%	**Consider podcasts as part of their daily routine**
$2B	**Analysts predict podcast ad spending to exceed $2 Billion in 2026**


LADYGANG

Becca Tobin, Keltie Knight & Jac Vanek
Ladygang



Kail Lowry
Coffee Convos



T-Pain
Nappy Boy Radio

podcastone

Source: MRI-Simmons 2020 Podcast Study and The Infinite Dial 2022

PAGE 17

PAGE 18 POTENTIAL TRANSACTIONS UNDER LOI Source: Company Press Releases Note: These acquisitions are subject to execution of definitive documentation, completion of due diligence, settlement of outstanding obligations, obtaining applicable approvals and consents and other customary closing conditions. There can be no assurance that the proposed acquisitions will be completed and/or within the anticipated timeline Kast Media is a Los Angeles - based podcast network • Acquisition of certain individual former Kast Media podcasts which area expected to add up to $10 million of annual revenue for PodcastOne and be accretive to Adjusted EBITDA. • Acquisitions using shares of PodcastOne stock at $8 per share and cash payments paid directly to podcast talent consistent with PodcastOne’s revenue share business model.

PAGE 19 PAGE 19 FIN A N C IALS

INCOME STATEMENT

($ in thousands)

	Fiscal Year Ending March 31,			Company Guidance	LTM as of	Three Months Ending	
	2021	2022	2023	2024E	6/30/2023	6/30/2022	6/30/2023
Net Revenue	$ 23,840	$ 32,348	$ 34,645	$47,000 - $51,000	$ 36,566	$ 8,716	$ 10,637
% YoY Growth		*35.7%*	*7.1%*	*35.7% - 47.2%*			22.0%
Costs of Sales	$ 18,279	$ 26,271	$ 27,579		$ 29,220	$ 6,581	$ 8,222
Gross Profit	$ 5,561	$ 6,077	$ 7,066		$ 7,346	$ 2,135	$ 2,415
% Margin	*23.3%*	*18.8%*	*20.4%*		*20.1%*	*24.5%*	*22.7%*
Operating Expenses							
Sales & Marketing	$ 3,992	$ 5,155	$ 5,174		$ 4,834	$ 1,590	$ 1,250
Product Development	644	251	312		274	65	27
General and Administrative	3,713	4,871	3,092		3,076	936	920
Amortization of Intangible Assets	448	502	323		323	25	25
Total Operating Expense	$ 8,797	$ 10,779	$ 8,901		$ 8,507	$ 2,616	$ 2,222
Operating Income	$(3,236)	$(4,702)	$(1,835)		$(1,161)	$(481)	$ 193
% Margin	*(13.6)%*	*(14.5)%*	*(5.3)%*		*(3.2)%*	*(5.5)%*	*1.8%*
Other Income (Expense), Net	$(28)	$ 1,098	$(5,132)		$(5,535)	$ 0	$(403)
Income Tax (Benefit)	0	0	0		0	0	0
Net Income	$(3,264)	$(3,604)	$(6,967)		$(6,696)	$(481)	$(210)
% Margin	*(13.7)%*	*(11.1)%*	*(20.1)%*		*(18.3)%*	*(5.5)%*	*(2.0)%*
Adjusted EBITDA	$(2,075)	$(4,068)	$(1,512)	$4,000 - $5,000	$(1,029)	$(120)	$ 363
% Margin	*(8.7)%*	*(12.6)%*	*(4.4)%*	*8.2% - 10.2%**	*(2.8)%*	*(1.4)%*	*3.4%*

* See About Non-GAAP Financial Measures in PodcastOne's SEC filings and press releases.

- % Margin uses midpoint of company revenue guidance of $47M - $51M

Source: Public SEC filings and press releases as of October 10, 2023 podcastone PAGE 20

PAGE 21 ($ in thousands) ADJUSTED EBITDA RECONCILIATION *See About Non - GAAP Financial Measures in PodcastOne’s SEC filings and press releases. Source: Public SEC filings

PAGE 22 ($ in thousands) BALANCE SHEET Source: Public SEC filings